Exhibit 99.1

GREER BANCSHARES INCORPORATED Post Office Box 1029 Greer, South Carolina 29652-1029	PRST STD U.S. POSTAGE PAID Permit No. 153 Newark, NJ

CONSOLIDATED

QUARTERLY FINANCIAL

STATEMENTS

June 30, 2006

POST OFFICE BOX 1029

GREER, SC 29652

Directors

Mark S. Ashmore

Ashmore Bros, Inc/Century

Concrete

President

Gary M. Griffin

Mutual Homes Stores

Vice President

R. Dennis Hennett

Greer State Bank

Chief Executive Officer

David M. Rogers

Joshua’s Way, Inc.

President

Harold K. James

James Agency, Inc.

Real Estate and Insurance

Vice President/Broker In Charge

Kenneth M. Harper

Greer State Bank

President

Walter M. Burch

The Greer Citizen

Co-Publisher/General Manager

Paul D. Lister

Paul D. Lister, CPA, LLC

President

C. Don Wall

Professional Pharmacy of Greer

President

Theron C. Smith, III

Eye Associates of Carolina, P.A.

President

Greer State Bank Executive Officers

R. Dennis Hennett

Chief Executive Officer

Kenneth M. Harper

President

Sandra I. Burdette

Executive Vice President/

Chief Operations Officer

J. Richard Medlock, Jr.

Executive Vice President/

Chief Financial Officer

E. Pierce Williams, Jr.

Executive Vice President/

Chief Credit Officer

Greer Bancshares Incorporated Officers

R. Dennis Hennett

Chief Executive Officer

Kenneth M. Harper

President

J. Richard Medlock, Jr.

Secretary/Treasurer

Greer Financial Services Corporation

Roger Sims

President and Investments Representative

Jason Karr

Assistant Vice President and Investments Representative

GREER STATE BANK

OFFICE LOCATIONS

MAIN OFFICE

1111 West Poinsett Street

Greer, South Carolina 29650

BRANCH OFFICES

601 North Main Street

Greer, South Carolina 29650

871 South Buncombe Road

Greer, South Carolina 29650

3317 Wade Hampton Boulevard

Taylors, SC 29687

864/877-2000

“TELEBANKER” - 864/879-2265

www.greerstatebank.com

Member FDIC

Message to Shareholders

Shareholder Update

August 4, 2006

Dear Shareholders and Friends:

We are pleased to report that Greer Bancshares Incorporated, the parent company of Greer State Bank, earned net income of $754,000, or 30 cents per diluted share, for the quarter ended June 30, 2006, compared to $651,000, or 26 cents per diluted share, for the second quarter of 2005, an increase in net income of 15.8%. Year-to-date net income through June 30, 2006 was $1,400,000, or 56 cents per diluted share, compared to $1,323,000, or 53 cents per diluted share through June 30, 2005, an increase in net income of 5.8%.

Total assets increased to $329 million at June 30, 2006, up 10% from $299 million at December 31, 2005. Total loans were $231 million at June 30, 2006, up from $198 million at December 31, 2005, an increase of 16.7%.

We are pleased with the growth in net income and in our balance sheet for the first six months of 2006, particularly our growth in loans which serves as the primary driver of bank earnings. These results reflect the continued success of our strategic growth plan which was implemented in January of 2005 and essentially aspires to double the asset size of the Bank by the end of 2009.

We are also pleased to report that the Bank’s new Taylors Office has reached $20 million in deposits and loans in less than a year, an outstanding achievement for a new office in a very competitive market. Greg Sisk and Christy Blackwell lead an outstanding team of associates in our Taylors Office, and we encourage you to visit them and refer business whenever possible.

The next quarterly cash dividend of 17 cents per share will be paid on September 15, 2006, to shareholders of record on September 1, 2006. A subsequent quarterly cash dividend of 17 cents per share will be paid on December 15 to shareholders of record on December 1, 2006.

As always, thank you for your continued interest, support and trust. We welcome your comments for improving the Bank and communicating effectively with you.

Sincerely,

/s/ David M. Rogers	/s/ R. Dennis Hennett	/s/ Kenneth M. Harper
David M. Rogers	R. Dennis Hennett	Kenneth M. Harper
Chairman of the Board	Chief Executive Officer	President

*    *    *    *    *    *    *    *    *

The Company cautions readers that the statements contained herein regarding the Company’s future financial condition, business plans, operations, opportunities, or prospects, including any factors which may affect future earnings, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon management’s current knowledge and assumptions about future events and involve risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties include: (i) significant increases in competitive pressure in the banking and financial services industries; (ii) changes in the interest rate environment which could reduce anticipated or actual margins; (iii) changes in political conditions or the legislative or regulatory environment; (iv) the level of allowance for loan losses; (v) the rate of delinquencies and amounts of charge-offs; (vi) the rate of loan growth; (vii) adverse changes in asset quality and resulting credit risk-related losses and expenses; (viii) general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality; (ix) changes occurring in business conditions and inflation; (x) changes in technology; (xi) changes in monetary and tax policies; (xii) loss of consumer confidence and economic disruptions resulting from terrorist activities; (xiii) changes in the securities markets; and (xiv) other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. For more details on factors that could affect expectations, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and other reports from time to time filed with or furnished to the Securities and Exchange Commission. This message to shareholders speaks only as of its date, and the Company disclaims any duty to update the information herein.

BALANCE SHEETS

As of June 30, 2006

Unaudited

	In 000’s
	06/30/06	12/31/05
ASSETS
Cash and due from banks	$6,363	$6,270
Interest bearing deposits	618	564
Investment securities:
Held to maturity	25,847	28,482
Available for sale	46,309	49,543
Loans, less allowance for loan losses	231,360	197,587
Premises and equipment, net	6,390	5,747
Accrued interest receivable	1,677	1,615
Restricted stock	3,646	3,509
Other assets	6,919	6,130

TOTAL ASSETS	$329,129	$299,447

LIABILITIES
Deposits
Non-interest bearing	$31,212	$30,014
Interest bearing	194,823	169,173

Total Deposits	226,035	199,187
Short tem debt	14,297	10,520
Long term debt	62,726	65,033
Other liabilities	5,017	3,143

TOTAL LIABILITIES	308,075	277,883

STOCKHOLDERS EQUITY:
Common stock	12,296	12,268
Additional paid in capital	2,860	2,741
Retained earnings	6,483	6,751
Accumulated other comprehensive income	(585)	(196)

Total Stockholders Equity	21,054	21,564

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$329,129	$299,447

STATEMENTS OF INCOME

Unaudited

	For the Quarter Ended		Year-to-Date
	In 000’s
	06/30/06	06/30/05	06/30/06	06/30/05
Interest Income
Loan (including fees)	$4,525	$2,618	$8,535	$4,959
Investment securities:
Taxable	649	600	1,310	1,132
Exempt from federal taxes	228	228	459	471
Federal Funds sold	5	33	14	75
Other	10	30	18	49

Total Interest Income	5,417	3,509	10,336	6,686

Interest Expense
Int. on deposit accounts	1,575	725	2,907	1,345
Int. on other borrowings	923	668	1,836	1,246

Interest Expense	2,498	1,393	4,743	2,591

Net Interest Income	2,919	2,116	5,593	4,095
Provision for Loan Losses	138	90	298	135

Net Interest Income after Provision for Loan Losses	2,781	2,026	5,295	3,960

Non-Interest Income
Customer service fees	255	250	490	479
Gain on securities	—	—	19	135
Other operating income	311	244	607	544

Total non-interest income	566	494	1,116	1,158

Non-Interest Expense
Salaries, wages & benefits	1,376	1,141	2,766	2,179
Occupancy and equipment	215	169	427	332
Postage and supplies	74	64	143	127
Other operating expenses	597	452	1,128	932

Total non-interest expense	2,262	1,826	4,464	3,570

Income Before Taxes	1,085	694	1,947	1,548
Provison for Income Taxes	331	43	547	225

Net Income	$754	$651	$1,400	$1,323

Unrealized gain/loss on available-for-sale securities	(398)	107	(377)	(139)

Less Reclassification Adjustments for (Gains) /Losses Included in Net Income	—	—	(12)	(84)

Comprehensive Income	$356	$758	$1,011	$1,100

Weighted average shares outstanding:	2,458	2,440	2,456	2,437

Earnings per Common Basic Share	$0.31	$0.27	$0.57	$0.54

Earnings per Common Diluted Share	$0.30	$0.26	$0.56	$0.53